April 30, 2026
Thrivent Income Portfolio
Summary Prospectus

This Summary Prospectus is designed to provide investors with key portfolio information in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•  If you purchase shares through Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com/prospectus. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com.
•  If you purchase shares from a firm other than Thrivent:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at thriventportfolios.com/prospectus. You can also get this information by calling or emailing your financial professional.
The Portfolio’s prospectus and Statement of Additional Information, both dated Apr. 30, 2026, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.

Thrivent Income Portfolio

Investment Objective
Thrivent Income Portfolio (the "Portfolio") seeks to achieve a high level of income over the longer term while providing reasonable safety of capital.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Portfolio.  If you own a variable annuity contract or variable life insurance contract, you will have additional fees and expenses. Please refer to the prospectus for your variable contract for additional information about fees and expenses associated with your contract.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
Example
The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were included, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Portfolio are to invest in investment-grade corporate bonds, government bonds, asset-backed securities, mortgage-backed securities, and other types of debt securities. Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies or other providers of credit.
The Portfolio may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal conditions, the Portfolio invests at least 65% of the Portfolio’s assets in investment-grade debt securities or preferred stock. At the time of purchase, these investment-grade securities are rated at or above BBB- by S&P, or Baa3 by Moody’s, or unrated but considered to be of comparable quality by the Adviser. When the ratings from the two agencies are different, the lower is used. In cases where explicit bond level ratings may not be available, the Adviser may use other sources to classify securities by credit quality.
The Portfolio may also invest in high-yield, high-risk instruments that are rated below investment grade. Below investment-grade securities are commonly known as “junk bonds,” which at the time of purchase are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental and other investment research techniques to determine which debt obligations to buy and sell. Fundamental techniques assess a security’s value based on factors such as an issuer’s financial profile, management, and business prospects, as applicable. The Adviser may purchase bonds of any maturity and generally focuses on U.S. companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings. The Adviser purchases bonds of foreign issuers as well.
While the Portfolio may use derivatives for any investment purpose, the Portfolio expects to utilize U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over-the-counter market.
The Portfolio may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector such as financials.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Portfolio is not a deposit or other obligation of Thrivent Trust Company, Thrivent Bank, or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.

Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve, could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Portfolio may be subject to a greater risk of rising interest rates.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
High-Yield Risk. High-yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High-yield securities generally have a less liquid resale market and may be more difficult to value than higher rated fixed income securities of a similar maturity. High-yield securities also tend to be more volatile than investment-grade securities.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The Portfolio utilizes futures on U.S. Treasuries in order to manage duration, or interest rate risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The risks and volatility of investing in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. The Portfolio may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Portfolio performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, auditing, accounting, recordkeeping and corporate governance systems and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities. Risks of investing in emerging market countries may also include additional transaction costs, delays in settlement procedures, and unexpected market closures.
Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. The assessment of potential Portfolio investments may prove incorrect, resulting in losses or poor performance, even in rising markets. Poor investments by the Adviser may cause a Portfolio to underperform relative to its benchmark or similar funds. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities are influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities are paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Performance
The following bar chart and table beneath it provide some indication of the risks of investing in the Portfolio. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract. They also assume that you sold your investment at the end of the period. The bar chart shows the Portfolio’s performance from year to year while the table shows how the Portfolio’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index and a more narrowly based index. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
The Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio’s website at thrivent.com or by calling 800-847-4836.
The Portfolio compares its performance to the Bloomberg U.S. Aggregate Bond Index, an appropriate broad-based securities market index that represents the overall domestic debt market in which the Portfolio may invest. The Portfolio also compares its performance to the Bloomberg U.S. Corporate Bond Index, which more closely reflects the market segments in which the Portfolio invests. The index descriptions appear in the "Index Descriptions" section of the prospectus.
Year-by-Year Total Return

Best Quarter:	Q2 2020	+8.84%
Worst Quarter:	Q2 2022	(8.25)%

Average Annual Total Returns
(Periods Ending December 31, 2025)
	1 Year	5 Years	10 Years
Portfolio (before taxes)	7.93%	0.38%	3.60%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	7.77%	(0.09)%	3.27%
Management
Investment Adviser
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:
Name and Title	Portfolio Manager of the Portfolio Since
Kent L. White, CFA Vice President, Head of Fixed Income Mutual Funds	June 2017
Cortney L. Swensen, CFA Senior Portfolio Manager	February 2023
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•
Separate accounts of Thrivent;
•
Separate accounts of other insurance companies not affiliated with Thrivent; and
•
Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase your variable contract through a broker-dealer or other financial intermediary, Thrivent, the other issuing insurance company or their related companies may pay the intermediary for the sale of the contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Portfolio over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

32065S R4-26